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                                                                 Exhibit 10.2(a)

                 ORAPHARMA, INC. 1999 EQUITY COMPENSATION PLAN

                                Amendment No. 1

   Pursuant to resolutions of the stockholders and the Board of Directors of OraPharma, Inc., the first sentence of Section 3(a) of the OraPharma, Inc. 1999 Equity Compensation Plan is hereby amended and restated to read as follows:

  "Subject to the adjustments as described below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 1,920,000 shares."

                                     ORAPHARMA, INC.

                                     By: /s/ James A. Ratigan
                                         --------------------
                                         Name: James A. Ratigan
                                         Title: Executive Vice President,
                                         Chief Financial Officer and Secretary

Dated: June 14, 2001